                                                                    EXHIBIT 21.1
                      LONE STAR STEAKHOUSE & SALOON, INC.
                      -----------------------------------

STATE INCORPORATED                 NAME OF LEGAL ENTITY
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Alabama                            Lone Star Steakhouse & Saloon of Alabama, Inc.
Alaska                             Lone Star Steakhouse & Saloon of Alaska, Inc.
Arizona                            Texas Star Steakhouse & Saloon of Arizona, Inc.
Arkansas                           Lone Star Steakhouse & Saloon of Arkansas, Inc.
Arkansas                           Lone Star Steakhouse & Saloon of Ft. Smith, Inc.
Arkansas                           Lone Star Steakhouse & Saloon of Springdale, Inc.
California                         Lone Star Steakhouse & Saloon of California, Inc.
Colorado                           Lone Star Steakhouse & Saloon of Colorado, Inc.
Connecticut                        Lone Star Steakhouse & Saloon of Connecticut, Inc.
Delaware                           Lone Star Steakhouse & Saloon of Wilmington, Inc.
Delaware                           LS Management, Inc.
Delaware                           Lone Star Finance, Inc.
Florida                            Lone Star Steakhouse & Saloon of Florida, Inc.
Georgia                            L. S. Steakhouse & Saloon of Georgia, Inc.
Idaho                              Lone Star Steakhouse & Saloon of Idaho, Inc.
Illinois                           Lone Star Steakhouse & Saloon of Springfield, Inc.
Indiana                            Lone Star Steakhouse & Saloon of Evansville, Inc.
Indiana                            Lone Star Steakhouse & Saloon of Indianapolis, Inc.
Iowa                               Lone Star Steakhouse & Saloon of Iowa, Inc.
Kansas                             L. S. of Kansas, Inc.
Kansas                             LS Marketing, LLC
Kansas                             L.S. Leasing, Inc.
Kentucky                           Lone Star Steakhouse & Saloon of Kentucky, Inc.
Louisiana                          Lone Star Steakhouse & Saloon of Louisiana, Inc.
Maine                              Lone Star Steakhouse & Saloon of Maine, Inc.
Maryland                           Lone Star Steakhouse & Saloon of Maryland, Inc.
Maryland                           Lone Star Steakhouse & Saloon of Waldorf, Inc.
Maryland                           Lone Star Steakhouse & Saloon of Columbia, Inc.
Maryland                           Lone Star Steakhouse & Saloon of Frederick, Inc.
Maryland                           Lone Star Steakhouse & Saloon of Harford, Inc.
Maryland                           Lone Star Steakhouse & Saloon of Montgomery, Inc.
Maryland                           Lone Star Steakhouse & Saloon of Carroll, Inc.
Maryland                           Lone Star Steakhouse & Saloon of St. Mary's, Inc.
Massachusetts                      Lone Star Steakhouse & Saloon of Massachusetts, Inc.
Michigan                           Lone Star Steakhouse & Saloon of Michigan, Inc.
Minnesota                          Lone Star Steakhouse & Saloon of Minnesota, Inc.
Mississippi                        Lone Star Steakhouse & Saloon of Mississippi, Inc.
Missouri                           Lone Star Steakhouse & Saloon of Southern Missouri, Inc.
Montana                            Lone Star Steakhouse & Saloon of Montana, Inc.

EXHIBIT 21.1
LONE STAR STEAKHOUSE & SALOON, INC.
SUBSIDIARIES OF THE COMPANY

STATE INCORPORATED                 NAME OF LEGAL ENTITY
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Nebraska                           Lone Star Steakhouse & Saloon of Nebraska, Inc.
Nevada                             Lone Star Steakhouse & Saloon of Las Vegas, Inc.
Nevada                             Lone Star Steakhouse & Saloon of Nevada, Inc.
Nevada                             LS Mail Order, Inc.
New Hampshire                      Lone Star Steakhouse & Saloon of New Hampshire, Inc.
New Jersey                         Lone Star Steakhouse & Saloon of New Jersey, Inc.
New Jersey                         Bridgewater Properties, Inc.
New Mexico                         Lone Star Steakhouse & Saloon of New Mexico, Inc.
New York                           Lone Star Steakhouse & Saloon of New York, Inc.
North Carolina                     Mama's Concept, Inc.
North Carolina                     Frankie's Restaurant, Inc.
North Carolina (Asheville)         Big Guns, Inc.
North Carolina (Fayetteville)      Steaks of Fayetteville, Inc.
North Carolina (Greensboro)        Star Steaks, Inc.
North Carolina (Winston-Salem)     Lone Star Steaks, Inc.
North Dakota                       Lone Star Steakhouse & Saloon of North Dakota, Inc.
Ohio                               Lone Star Steakhouse & Saloon of Ohio, Inc.
Ohio                               Steaks of Ohio, Inc.
Oklahoma                           Lone Star Steakhouse & Saloon of Oklahoma, Inc.
Pennsylvania                       Lone Star Steakhouse & Saloon of Pennsylvania, Inc.
Rhode Island                       Lone Star Steakhouse & Saloon of Rhode Island, Inc.
South Carolina                     Lone Star Steakhouse & Saloon of South Carolina, Inc.
South Dakota                       Lone Star Steakhouse & Saloon of South Dakota, Inc.
Tennessee                          Lone Star Steakhouse & Saloon of Johnson City, Inc.
Texas                              L.S. Steakhouse & Saloon of Texas, Inc.
Utah                               Lone Star Steakhouse & Saloon of Utah, Inc.
Virginia                           Lone Star Steakhouse of Centreville, Inc.
Virginia                           Lone Star Steakhouse of Herndon, Inc.
Virginia                           Lone Star Steakhouse of Richmond, Inc.
Virginia                           Lone Star Steakhouse of Virginia Beach, Inc.
Washington                         Lone Star Steakhouse & Saloon of Washington, Inc.
West Virginia                      Lone Star Steakhouse & Saloon of West Virginia, Inc.
Wisconsin                          Lone Star Steakhouse & Saloon of Wisconsin, Inc.

Colorado                           Del Frisco's of Colorado, Inc.
Delaware                           CGB Delaware, Inc.
Delaware                           CWA Delaware, Inc.
Illinois                           Del Frisco's of Illinois, Inc.
Nevada                             Del Frisco's of Nevada, Inc.

EXHIBIT 21.1
LONE STAR STEAKHOUSE & SALOON, INC.
SUBSIDIARIES OF THE COMPANY

STATE INCORPORATED                 NAME OF LEGAL ENTITY
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New York                           Del Frisco's of New York, Inc.
Texas                              Crockett Beverage Corp. (Ft. Worth)
Texas                              Irwin J. Grossnerr Foundation, Inc. (Dallas)
Texas                              Del Frisco-Dallas, L.P.
Texas                              Del Frisco-Fort Worth, L.P.

Alaska                             Sullivan's of Alaska, Inc.
Arizona                            Sullivan's of Arizona, Inc.
California                         California Sullivan's, Inc.
Colorado                           Colorado Sullivan's, Inc.
Delaware                           Sullivan's of Delaware, Inc.
Delaware                           Steak Concepts, Delaware, Inc.
Georgia                            Sullivan's of Georgia, Inc.
Illinois                           Sullivan's of Illinois, Inc.
Indiana                            Sullivan's of Indiana, Inc.
Louisiana                          Louisiana Steakhouse, Inc.
Massachusetts                      Massachusetts Sullivan's, Inc.
Michigan                           Sullivan's of Michigan, Inc.
New York                           Sullivan's of New York, Inc.
North Carolina                     Sullivan's of North Carolina, Inc.
Pennsylvania                       North Philadelphia Sullivan's, Inc.
Texas                              Sullivan's-Austin, L.P.
Texas                              Travis Beverage Corp. (Austin)
Texas                              Westheimer Beverage Corp. (Houston)
Texas                              Village Beverage Corporation (Dallas)